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                                                                    EXHIBIT 99-1



               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Lodgian, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, David E. Hawthorne, the Chief Executive Officer and Richard Cartoon, the Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

         1.       The Report fully complies with the requirements of
                  section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                          LODGIAN, INC.



                           By:            /s/ DAVID E. HAWTHORNE
                                -----------------------------------------------
                                              DAVID E. HAWTHORNE
                                      President and Chief Executive Officer


                           By:            /s/ RICHARD CARTOON
                                ------------------------------------------------
                                              RICHARD CARTOON
                           Executive Vice President and Chief Financial Officer